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                                                                    Exhibit 10.1







                          HCA - THE HEALTHCARE COMPANY

                                       AND

                           BANK ONE, NA, LONDON BRANCH
                          AS PAYING AGENT AND REGISTRAR

                                       AND

                    CREDIT AGRICOLE INDOSUEZ LUXEMBOURG S.A.
                       AS PAYING AGENT AND TRANSFER AGENT




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                     AGENCY AGREEMENT (8.75% NOTES DUE 2010)
                          DATED AS OF OCTOBER 25, 2000


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THIS AGREEMENT is made in London as of October 25, 2000 AMONG

(1)      HCA - THE HEALTHCARE COMPANY (the "ISSUER"),

(2) BANK ONE, NA, LONDON BRANCH ("BANK ONE"), which shall act as paying agent and registrar (hereinafter referred to in such respective capacities as "PAYING AGENT" or "REGISTRAR," which expressions shall include any successor or successors thereto), and

(3) CREDIT AGRICOLE INDOSUEZ LUXEMBOURG S.A., ("Credit Agricole") which shall act as paying agent and transfer agent (hereinafter referred to as "PAYING AGENT AND TRANSFER AGENT", which expression shall include any successor or successors thereto).

         WHEREAS, pursuant to the Underwriting Agreement Standard Provisions (Debt Securities) dated October 25, 2000, which is incorporated into the Underwriting Agreement (Terms) dated October 25, 2000, between the Issuer and the Underwriters referred to therein (together, the "Underwriting Agreement"), the Issuer has agreed to issue L.150,000,000 of its 8.75% Notes due 2010 (THE "NOTES");

         WHEREAS the Issuer wishes to appoint Bank One to act as Paying Agent and Registrar and Credit Agricole as Paying Agent and Transfer Agent in relation to the Notes upon the terms and conditions set forth in this Agreement and the Schedules hereto.

         IT IS HEREBY AGREED as follows:

1.       DEFINITIONS, INTERPRETATION

         The following terms shall, unless the context otherwise requires, have the respective meanings indicated below:

         "AGENT(S)" means any of the Registrar, the Paying Agent or the Transfer Agent.

         "CONDITIONS" means the terms and conditions of the issue of the Notes, as contained in the Global Note, the Prospectus dated August 5, 1999, as supplemented by the Prospectus Supplement, dated October 25, 2000, the Officer's Certificate related to the issue of the Notes dated November 1, 2000 and the Indenture.

         "GLOBAL NOTE" means the Global Note in the form of Schedule 1 attached hereto.

         "INDENTURE" means the Indenture dated as of December 16, 1993, as supplemented on May 25, 2000 between the Issuer and Bank One Trust Company, NA, the successor of the First National Bank of Chicago, as Trustee (the "Trustee"), a copy of which is attached hereto as
         Schedule 2.




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         Terms not defined herein shall have the same meanings as are assigned thereto in the Underwriting Agreement.

2.       APPOINTMENTS

2.1 The Issuer hereby appoints Bank One to act as Paying Agent and Registrar in respect of the Notes and Global Note.

2.2 Bank One hereby accepts such appointment and the resulting obligations, and agrees to act in such capacities, on the terms and conditions set out in this Agreement and the Schedules hereto. In particular, the Paying Agent agrees to effect any publication of notices pursuant to the Conditions.

2.3 The Issuer hereby appoints Credit Agricole to act as Paying Agent and Transfer Agent in respect of the Notes and Global Note.

2.4 Credit Agricole hereby accepts such appointment and the resulting obligations, and agrees to act in such capacities, on the terms and conditions set out in this Agreement and the Schedules hereto.

2.5      The obligations of the Agents are several and not joint.

3.       THE NOTES

3.1 The Notes shall be represented by a permanent Global Note without interest coupons as specified in the Conditions. The Global Note shall be substantially in the form attached hereto as Schedule 1, in each case with such changes as may be agreed between the Issuer and the Trustee. Individual Notes shall not be issued.

3.2 Each Global Note shall be signed manually by a duly authorized officer of the Issuer and dated November 1, 2000. Each Global Note shall be authenticated manually by the Trustee and delivered to Bank One as common depository for Euroclear System and Clearstream Banking, societe anonyme, Luxembourg (hereinafter "Euroclear" and "Clearstream Luxembourg," respectively).

4.       PAYING AGENCY

4.1 The Issuer shall remit the funds necessary for the payment of interest on and principal of the Notes to the Paying Agent, in pounds Sterling, in same-day funds, to such account at the Paying Agent in London as the Paying Agent may from time to time specify (the "REDEMPTION ACCOUNT") on the Business Day such payment is due, provided always that, if any due date shall not be a Business Day, the Issuer shall make such transfer to the account of the Paying Agent on the next succeeding Business Day (for the purposes of the Agreement, Business Day shall have the same definition as Business Day contained in the Prospectus Supplement).




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The Issuer hereby authorizes and directs the Paying Agent, from the amounts so paid to, it to make payment of the principal of, and interest on, the Notes on the due date for payment set forth in the Conditions and this Agreement. If applicable, the Paying Agent will, from funds so received from the Issuer, credit to the account of the Paying Agent the amounts of all such payments made by it in accordance with the provisions of this Agreement.

The Issuer understands that it should confirm to the Paying Agent not later than 10:00 a.m. (London time) on the second Business Day before the relevant date for such payment that it has issued irrevocable payment instructions for such payment to be made. The Paying Agent shall contact the Issuer not later than ten Business Days before the respective due date with regard to such payment. The Redemption Account shall be free of charge.

4.2 If for any reason (other than negligence or willful misconduct on the part of the Paying Agent or its officers, employees or agents) the Paying Agent does not receive unconditionally the full amount payable by the Issuer on the relevant due date in respect of all the outstanding or maturing Notes, the Paying Agent shall forthwith notify immediately the Issuer by telephone followed by facsimile and the Paying Agent shall not be bound to make any payment of principal or interest in respect of the Notes until the Paying Agent has received to its order the full amount of the moneys then due and payable in respect of all outstanding or maturing Notes, provided, however, that if the Paying Agent shall, in its discretion, make any payment of principal or interest on or after the due date therefor in respect of the Notes prior to its unconditional receipt of the full amount then due and payable in respect of all outstanding Notes, the Issuer will promptly pay such amount to the Paying Agent and will compensate the Paying Agent at a rate equal to the Paying Agent's cost of funding.

4.3 Out of the sums paid to the Paying Agent in respect of interest and principal on the Notes, the Paying Agent will make payment free of charge to the registered holder of the Global Note as stipulated in Clause 8 below, in the amounts specified in the Conditions. The Paying Agent shall obtain from the Registrar, and the Registrar shall supply, such details as are required for the Paying Agent to make payment as stated above.

4.4      In respect of the monies paid to it relating to any Note, the Paying
Agent

         4.4.1 shall not be entitled to exercise any lien, right of set-off or similar claim (including without limitation any claim arising from or relating to any other issue of securities by the Issuer),

         4.4.2    shall not be required to account for interest thereon, and

         4.4.3 need not segregate money held by it, except as required by law.

5.       DOCUMENTS FOR INSPECTION AND PUBLICATION OF NOTICES

5.1 On behalf and at the request and expense of the Issuer, the Paying Agent shall cause to be published any notices required to be given by the Issuer in accordance with the Conditions.




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5.2      The Issuer shall provide to the Paying Agent sufficient copies of all documents required by the Conditions to be available for issue or inspection, and the Paying Agent shall make such copies available to the holders of the Notes upon their request.

5.3 To the extent practicable, the Issuer shall provide the Paying Agent with a copy (prior to publication) of all notices to be issued in connection with the Notes.

6.       CANCELLATION OF THE GLOBAL NOTE

6.1 Subject to the terms of the Indenture, promptly upon the Issuer's request, the Registrar shall take all measures necessary to cancel any Notes which the Issuer has repurchased or whose maturity has been accelerated pursuant to the Conditions. The Registrar shall cause any such Notes to be canceled, resulting in a reduction in the aggregate amount of the Notes represented by the Global Note by the aggregate amount of Notes so canceled.

6.2 On the same day such cancellation is effected, the Registrar shall record such cancellation of Notes on the Register, as defined below, in such a way that the aggregate principal amount of Notes canceled at any time together with the aggregate principal amount of Notes outstanding and represented by the Global Note shall equal the aggregate principal amount of Notes originally issued by the Issuer.

6.3 The Registrar shall upon request furnish the Issuer with a notice of cancellation signed by an authorized officer of the Registrar confirming the cancellation of such Notes and the corresponding reduction of the relevant Global Note.

7.       DUTIES OF THE REGISTRAR

7.1 The Registrar shall maintain a register (the "Register") in London in accordance with the Conditions. The Register shall show the aggregate amount of Notes represented by each Global Note at the date of issue and all subsequent transfers and exchanges involving a change in such amounts and the names and addresses of the registered holders (each a "PAYEE"). On the first Business Day after the Record Date for any interest payment on the Notes, the Registrar shall send payment details in respect of the Payees and the accounts to which transfers should be made to the Paying Agent.

7.2 Transfers or exchanges of Notes will be made in accordance with the Conditions, the procedures established for this purpose between Euroclear, Clearstream, Luxembourg, and the Registrar, and the regulations of Euroclear and Clearstream, Luxembourg applicable to such transfers or exchanges. Any such transfer or exchange which results in a change in the aggregate principal amount of Notes held by Euroclear and Clearstream, Luxembourg shall be notified by Euroclear and Clearstream, Luxembourg to the Registrar. The Registrar shall promptly enter details of the transfer or exchange in the Register, which entry shall, without further action, cause the aggregate principal amount represented by each Global Note to be amended accordingly.

7.3 The Registrar shall at all reasonable times during office hours make the Register available to the Issuer and the Paying Agent or any person authorized by either of them for inspection and




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for the taking of copies thereof or extracts therefrom, and the Registrar shall deliver to such persons such information contained in the Register or relating to the Notes as they may reasonably request.

8.       DUTIES OF THE TRANSFER AGENT

If and to the extent so specified by the Conditions and in accordance therewith, or if otherwise requested by the Issuer, the Transfer Agent shall make available all relevant forms of transfer, inform the Registrar of the name and address of the relevant person to be inserted in the Register and carry out such other acts as may be necessary to give effect to the Conditions and this Agreement.


9.       CONDITIONS OF APPOINTMENT

9.1 The Issuer will pay to the Agents a remuneration for all services rendered hereunder by the Agents in connection with the Notes, together with any expenses incurred only to the extent separately agreed upon by the Agents and the Issuer.

9.2 The Issuer will indemnify and hold harmless each of the Agents against any loss, liability or expense which it may incur or any claim, action or demand which may be made against it resulting from the negligence or willful misconduct on the part of the Issuer (or its officers, employees or agents (other than the Agents and their officers, employees, and agents)) and arising out of or in connection with such Agent's appointment or the exercise of its powers and duties hereunder without negligence or willful misconduct on the part of such Agent.

9.3 Each Agent will indemnify and hold harmless the Issuer against any loss, liability or expense incurred by the Issuer or any claim, action or demand which may be made against the Issuer resulting from the negligence or willful misconduct on the part of such Agent (or such Agent's officers, employees or agents) and arising out of or in connection with such Agent's duties hereunder.

9.4 The indemnities above shall survive the termination or expiry of this Agreement.

9.5 Each of the Agents shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction or communication from the Issuer or any document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties in accordance with the provisions hereof, except such as may result from its own negligence or willful misconduct or that of its officers, employees or agents.

9.6 In acting hereunder and in connection with the Notes, the Agents do not assume any relationship of agency and trust for the holders of the Notes and shall not have any obligation towards them except that all funds held by a Paying Agent for payment of principal of or interest on the Notes shall be held exclusively for the benefit of and for payment to the holders of the Notes and shall be applied as set forth herein and in the Conditions.




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9.7      Nothing herein shall be deemed to require any Agent to advance its own funds in the performance of its duties hereunder.

9.8 The Agents may consult with legal and other professional advisers selected in good faith and satisfactory to them and the advice or opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffered hereunder in good faith and without negligence and in accordance with the advice or opinion of such advisers.

9.9 The Agents shall be obliged to perform such duties and only such duties as are herein specifically set forth, and no implied duties or obligations shall be read into this Agreement against the Agent. No Agent shall be under any obligation to take any action hereunder which it expects will result in any expense or liability of such Agent, the payment of which within a reasonable time is not, in its opinion, assured to it.

9.10 The Agents and their officers, employees and affiliates, in their individual or any other capacity, may become the owner of, or acquire any interest in, any Notes with the same rights that the Agents would have if they were not the Agents hereunder.

10.      CHANGE IN AGENTS

10.1 Each of the Paying Agent and Registrar and Paying Agent and Transfer Agent, in its capacity as such, may be removed at any time by the giving to it of at least 30 days' written notice to that effect signed on behalf of the Issuer specifying the date on which such removal shall become effective. Each of the Paying Agent and Registrar and Paying Agent and Transfer Agent may at any time resign by giving at least 30 days' written notice (unless the Issuer agrees to accept less notice) to that effect to the Issuer specifying the date on which such resignation shall become effective. Notwithstanding the foregoing, no such resignation or removal shall take effect within 30 days before or after any due date for payment of any Notes or before a new Paying Agent and Registrar and Paying Agent and Transfer Agent, as the case may be, shall have been appointed by the Issuer as hereinafter provided, and such new Agent shall have accepted such appointment. Any change in any Agent shall be notified by the Issuer to the other Agent(s).

10.2 The Issuer agrees with the Paying Agent that if, by the day falling 10 days before the expiry of any notice under Clause 10.1 above, the Issuer has not appointed a replacement Paying Agent, then the Paying Agent shall be entitled, on behalf of the Issuer, to appoint in its place any reputable financial institution of good standing and the Issuer shall not unreasonably object to such appointment.

10.3 Upon the effectiveness of the appointment of any successor Paying Agent and Registrar or Paying Agent and Transfer Agent, as the case may be, pursuant to Clause 10.1, the Paying Agent and Registrar or Paying Agent and Transfer Agent so removed shall cease to be a Paying Agent and Registrar or Paying Agent and Transfer Agent, as the case may be, hereunder. Prior to the effectiveness of such appointment, the Paying Agent and Registrar or Paying Agent and Transfer Agent shall transfer all moneys deposited with it or held by it hereunder in respect of the Notes to the order of the respective successor Paying Agent and Registrar or Paying Agent and Transfer Agent.




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11.      NOTICES

         Notices shall be in writing (including by facsimile) and addressed to the relevant party hereto as follows:

(a)      If to the Issuer:

         HCA - The Healthcare Company
         One Park Plaza
         Nashville, Tennessee 37203

         Telephone: +1 (615) 344-9551
         Telefax:   +1 (615) 344-2598

         Attn: John M. Franck II

(b)      If to the Paying Agent and Registrar

         Bank One, NA, London Branch
         27 Leadenhall Street
         London EC2A 1AA

         Telephone: 44-20-7903-4192
         Telefax:   44-20-7903-4547

         Attn: Corporate Trust

(c)      If to the Paying Agent and Transfer Agent:

         Credit Agricole Indosuez Luxembourg S.A.
         39 Allee Scheffer
         L-25250 Luxembourg

         Telephone: +352-47-67-2344
         Telefax:   +352-47-67-3344

         Attn: M. Gilson de Rouvreux

or at any other address of which any of the foregoing shall have notified the others, and shall be deemed to have been given when received by the relevant party.

12.      APPLICABLE LAW, PLACE OF JURISDICTION

12.1 This Agreement shall be governed by the laws of the State of New York, without regard to its conflict of laws principles.





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12.2     The non-exclusive place for all proceedings arising out of this agreement shall be New York.

13.      MISCELLANEOUS

13.1 The Paying Agent shall promptly advise the Issuer of any notice, including any notice declaring Notes due, which it may receive pursuant to the Conditions.

13.2 Should any of the provisions of this Agreement be or become invalid, in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, according to the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to that of the invalid provisions.

13.3     This Agreement may be signed in one or more counterparts.

13.4 If there is any conflict between the terms of this Agreement and the terms of the Indenture, the terms of the Indenture shall control.

13.5 The terms of the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), shall be incorporated by reference herein to the extent applicable. Each of the Agents shall abide by the Trust Indenture Act, to the extent applicable. Nothing in this agreement shall be deemed to conflict with the Trust Indenture Act and, to the extent of any such conflict and to the extent applicable, the terms of the Trust Indenture Act shall be deemed to govern.


















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This Agreement has been entered into effective the date stated at the beginning hereof.

HCA - THE HEALTHCARE COMPANY

By: /s/ David G. Anderson
    -----------------------------------------------

Print Name: David G. Anderson
            ---------------------------------------

Title:  Senior Vice President-Finance and Treasurer
        -------------------------------------------

BANK ONE, NA, LONDON BRANCH

By: /s/ Anna Hogg
    ----------------------------------------------

Print Name: Anna Hogg
            --------------------------------------

Title: Assistant Vice President
       -------------------------------------------

CREDIT AGRICOLE INDOSUEZ LUXEMBOURG S.A.

By: /s/ Anna Hogg
    ----------------------------------------------

Print Name: Anna Hogg
            --------------------------------------

Title: Assistant Vice President
       -------------------------------------------




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                                   SCHEDULE 1


                                  [GLOBAL NOTE]





















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                                   SCHEDULE 2


                                   [INDENTURE]

























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